Exhibit 99.6 ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT. Merger Agreement On March 7, 2022, Vectrus, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Vertex Aerospace Services Holding Corp. (“Vertex”), Andor Merger Sub LLC (“Merger Sub LLC”) and Andor Merger Sub Inc. (“Merger Sub Inc.”), pursuant to which, on the terms and subject to the conditions thereof, Merger Sub Inc. will merge with and into Vertex (the “First Merger” and the time at which the First Merger occurs, the “First Effective Time”), and immediately thereafter, Vertex, as the surviving company of the First Merger, will merge with and into Merger Sub LLC (the “Second Merger”), with Merger Sub LLC surviving the Second Merger as a direct, wholly owned subsidiary of the Company (the "Transaction"). Vertex is indirectly controlled by funds managed by American Industrial Partners (“AIP”) In consideration for the Transaction, each share of common stock of Vertex issued and outstanding immediately prior to the filing by Vertex of the certificate of merger for the First Merger with the Secretary of State of the State of Delaware (the "First Effective Time") will be converted into the right to receive a number of fully paid and nonassessable shares of common stock, par value $0.01 per share of the Company ("Common Stock") determined pursuant to an exchange ratio set forth in the Merger Agreement. Outstanding options to acquire common stock of Virgo will be cancelled in connection with the Transaction, and in exchange, each current Virgo employee holding such options will be entitled to receive awards of Company restricted stock units, which will generally vest in connection with continued employment following the Transaction. As a result of the Transaction, the stockholders of Vertex immediately prior to the First Effective Time will own approximately 62% of the issued and outstanding Common Stock following the consummation of the Transaction and the shareholders of the Company immediately prior to the First Effective Time will own approximately 38%. AIP, through the AIP Party (as defined below) will beneficially own approximately 58% of the Common Stock following the consummation of the Transaction. Upon the consummation of the Transaction, the Company's board of directors (the “Board”) will be composed of eleven members, five of whom will be designated by Vertex, five of whom will be designated by the Company and one of whom will be Charles Prow, the president and chief executive officer of the Company as of immediately prior to the closing of the Transaction. The completion of the Transaction requires the approval by the Company’s shareholders of the issuance of the Common Stock pursuant to the Merger Agreement In addition, the consummation of the Transaction is subject to the satisfaction of certain conditions, including, among others, the expiration or termination of antitrust waiting periods and receipt of certain other regulatory approvals, absence of injunctions or restraints prohibiting consummation of the Transaction, the Vectrus shareholder approval being obtained and the Common Stock issued pursuant to the Merger Agreement being approved for listing on NYSE. The obligation of each party to consummate the Transaction is also conditioned on the other party's representations and warranties being true and correct (subject to certain materiality exceptions), the other party having performed in all material respects its obligations under the Merger Agreement, and the absence of any material adverse effect on the Company or Vertex, as the case may be, after the date of the Merger Agreement. The Merger Agreement contains representations and warranties of the Company, Vertex, Merger Sub Inc. and Merger Sub LLC relating to their respective businesses, in each case generally subject to materiality qualifiers. Additionally, the Merger Agreement provides for certain pre-closing covenants of the Company, including covenants not to solicit or engage in discussions or negotiations with third parties regarding alternative acquisition proposals and, subject to certain exceptions, to recommend that the Company's shareholders approve the Common Stock issued pursuant to the Merger Agreement. However, subject to specified conditions, the Company may furnish information to, or engage or participate in discussions or negotiations with a third party in response to a written unsolicited bona fide acquisition proposal from such third party, in each case if the Board determines in good faith after consultation with outside advisors that it is required to take certain actions with respect to such proposal if failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties to the shareholders of the Company.

2 The Merger Agreement provides that a termination fee equal to $16,600,000 will be payable by the Company to Vertex upon termination of the Merger Agreement under certain circumstances, including, among others, (i) as a result of the termination of the Merger Agreement by the Company to accept a Parent Superior Proposal (as defined in the Merger Agreement), (ii) the Company will have Willfully Breached (as defined in the Merger Agreement) any of its obligations under the no solicitation provisions of the Merger Agreement, or (iii) the Board will have changed its recommendation to shareholders. The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Vertex, Merger Sub Inc. or Merger Sub LLC, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third- party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in the Company's public disclosures. Additional Agreements The Merger Agreement contemplates the execution of various additional agreements and instruments, at or before the closing, including, among others, the following: Shareholders Agreement At the closing, as a condition to the consummation of the Transaction, AIP Party, Ally Commercial Finance, LLC (“Ally”) and certain other individual shareholders of Vertex (collectively, with AIP Party, the “Vertex Shareholder Parties”) and Vectrus, Inc. will enter into a Shareholders Agreement (the “Shareholders Agreement”), which provides, among other things, that:  With respect to representation on the Board and committees of the Board, (i) the Vertex Shareholder Parties will maintain the right to nominate five directors for so long as the Vertex Shareholder Parties beneficially own at least 36% of the Common Stock, but will lose the right to nominate (a) one director when its ownership falls below 36%, (b) a second director when its ownership falls below 32%, (c) a third director when its ownership falls below 28%, and (d) its last two directors when its ownership falls below 25%, (ii) beginning with the Company’s 2024 annual meeting, the Vertex Shareholder Parties will be entitled to vote its Common Stock in its sole discretion for one additional nominee to the Board who is not an AIP Party designee (assuming an 11-member Board) and for all other nominees, must vote with the Company’s public shareholders, or, in the case of a contested election, either in accordance with the recommendation of the Nominating and Governance Committee or with the Company’s public shareholders, (iii) there will be four directors per committee of the Board, with AIP Party having the ability to designate (a) two representatives to serve on each committee, subject to SEC rules and applicable listing standards then in effect, for so long as the Vertex Shareholder Parties beneficially owns 34% of the Common Stock and (b) one representative to serve on each committee, subject to SEC rules and applicable listing standards then in effect, for so long as the Vertex Shareholder Parties beneficially owns at least 25% and less than 34% of the Common Stock and (iv) a continuing Company director will chair each Board committee at Closing, in each case, under SEC rules and applicable listing standards then in effect;  For so long as the Vertex Shareholder Parties owns 34% of outstanding Common Stock, AIP Party will have consent rights with respect to certain specified matters, including: (a) issuances of capital stock

3 greater than 10% of the outstanding Common Stock, (b) redemptions, acquisitions or other purchases of capital stock in excess of $50 million in any fiscal year, (c) any acquisitions or dispositions having an enterprise value in excess of 9% of the Company’s total revenue, (d) entry into any agreements for making capital expenditures in excess of $50 million in any fiscal year, (e) incurrence of third-party indebtedness under certain circumstances that causes the Company’s net leverage ratio to exceed 4.5x and (f) termination or hiring of the chief executive officer or chief financial officer of the Company;  With respect to Vertex Shareholder Parties’ ability to transfer its Common Stock, (i) the Vertex Shareholder Parties will be subject to a six-month “lock-up” restriction on the transfer of its Common Stock and (ii) the Vertex Shareholder Parties’ rights under the Shareholder Rights Agreement will not transfer with the transfer of its Common Stock;  AIP Party will be subject to a standstill arrangement that, among other things, will restrict AIP Party from acquiring more than 62.5% of the issued and outstanding Company Shares; and  For so long as AIP owns beneficially at least 25% of the issued and outstanding Common Stock, AIP Party will have certain information and access rights. The foregoing description of the Shareholders Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholders Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Registration Rights Agreement At the closing, as a condition to the consummation of the Transaction, the Company, AIP Party, Ally, and certain other individuals will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company (i) will agree to provide certain demand and “piggy-back” registration rights to the holders of registrable securities that are party to the Registration Rights Agreement and (ii) the Company will file, within 45 days of the closing, a resale shelf registration statement on Form S-3 covering the Common Stock issued pursuant to the Merger Agreement. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference. Indebtedness The Company’s direct wholly owned subsidiary, Vectrus Systems Corporation, is currently party, as borrower, to a credit agreement dated as of June 29, 2018 (as amended, restated or otherwise modified from time to time, the “Vectrus Credit Agreement”) providing for a $55 million tranche A loan and a $270 million revolving credit facility. At the closing, the parties intend to combine the capital structure of the companies and the indebtedness and other obligations owing under the Vectrus Credit Agreement will be paid off in full and the Vectrus Credit Agreement will be terminated. Vertex’s indirect wholly owned subsidiary, Vertex Aerospace Services Corp., is currently party, as borrower ( “Vertex Borrower”), to three credit agreements: (i) that certain ABL Credit Agreement, dated as of June 29, 2018 (as amended, restated or otherwise modified from time to time, the “Vertex ABL Credit Agreement”), by and among Vertex Borrower, as borrower, Vertex Aerospace Intermediate, LLC (“Vertex Holdings”), as holdings, the lenders from time to time party thereto and Ally Bank, as administrative agent and collateral agent; (ii) that certain First Lien Credit Agreement, dated as of December 6, 2021 (as amended, restated or otherwise modified from time to time, the “Vertex First Lien Credit Agreement”), by and among, Vertex Borrower, as borrower, Vertex Holdings, as holdings, the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent and collateral agent; and (iii) that certain Second Lien Credit Agreement, dated as of December 6, 2021 (as amended, restated or otherwise modified from time to time, the “Vertex Second Lien Credit Agreement” and, together with the Vertex First Lien Credit Agreement and the Vertex ABL Credit Agreement, the “Vertex Credit

4 Agreements”), by and among, Vertex Borrower, as borrower, Vertex Holdings, as holdings, the lenders from time to time party thereto and Royal Bank of Canada, as administrative agent and collateral agent. At the closing, the parties intend that Virgo will use the proceeds from additional indebtedness incurred under the Vertex First Lien Credit Agreement, to fund, among other things, the repayment in full of the indebtedness and other obligations under the Vectrus Credit Agreement. Pursuant to the terms of the Merger Agreement, following a series of intercompany contributions described therein, certain subsidiaries of the Company will become direct or indirect subsidiaries of Vertex Borrower and, pursuant to the terms set forth in the Vertex Credit Agreements, certain of such subsidiaries will guarantee, and pledge their assets to secure, the obligations under each of the Vertex Credit Agreements, subject to customary limitations. Item 3.02 Unregistered Sales of Equity Securities As described in Item 1.01 above, subject to the terms and conditions set forth in the Merger Agreement, at the Closing, the Company will issue approximately 20 million shares of Common Stock as consideration. These shares of Common Stock will be issued in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Item 7.01 Regulation FD Disclosure. On March 7, 2022, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure. Mr. Charles Prow, President and Chief Executive Officer, and Ms. Susan D. Lynch, Senior Vice President and Chief Financial Officer, will present the financial information for the Company for the fourth quarter and full year ending December 31, 2021 and fiscal 2022 guidance on March 7, 2022. A copy of the presentation is attached hereto and incorporated by reference herein as Exhibit 99.2. This information is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. FORWARD-LOOKING STATEMENTS. Certain material presented in this report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, the Company may be unable to obtain shareholder approval as required for the Transaction; conditions to the closing of the Transaction may not be satisfied; the possibility that anticipated benefits of the Transaction may not be realized or may take longer to realize than expected; the possibility that costs related to the Company's integration of Vertex’s operations may be greater than expected and/or that revenues following the Transaction may be lower than expected; the Company’s business may suffer as a result of uncertainty surrounding the Transaction and disruption of management’s attention due to the Transaction; the outcome of any legal proceedings that arise that are related to the Transaction; the Company may be adversely affected by other economic, business, and/or competitive factors; the risk that the Company may be unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the impact of legislative, regulatory, competitive and technological changes; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the Transaction on the ability of the Company to retain and maintain relationships with both the Company’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; responses from customers and competitors to the Transaction; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; statements about the Company’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance.

5 Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, the Company plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the proxy and other documents containing important information about the Company and Vertex, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Participants in Solicitation The Company, its directors and certain of its respective executive officers may be considered participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 2, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. To the extent the holdings of securities of the Company by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the Transaction will be included in the proxy statement/prospectus relating to the Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above.